short-term borrowings	6 Months Ended
Jun. 30, 2023
short-term borrowings
short-term borrowings
22	short-term borrowings

On July 26, 2002, one of our subsidiaries, TELUS Communications Inc., entered into an agreement with an arm’s-length securitization trust associated with a major Schedule I bank under which it is currently able to sell an interest in certain trade receivables up to a maximum of $600 million (unchanged from December 31, 2022). The term of this revolving-period securitization agreement ends December 31, 2024 (unchanged from December 31, 2022), and it requires minimum cash proceeds of $100 million from monthly sales of interests in certain trade receivables. TELUS Communications Inc. is required to maintain a credit rating of at least BB (unchanged from December 31, 2022) from DBRS Limited or the securitization trust may require that the sale program be wound down prior to the end of the term.

Sales of trade receivables in securitization transactions are recognized as collateralized short-term borrowings and thus do not result in our de-recognition of the trade receivables sold. When we sell our trade receivables, we retain reserve accounts, which are retained interests in the securitized trade receivables, and servicing rights. As at June 30, 2023, we had sold to the trust (but continued to recognize) trade receivables of $708 million (December 31, 2022 – $118 million). Short-term borrowings of $590 million (December 31, 2022 – $100 million) are comprised of amounts advanced to us by the arm’s-length securitization trust pursuant to the sale of trade receivables.

The balance of short-term borrowings (if any) is comprised of amounts drawn on bilateral bank facilities and/or other.